Financial Income and Expenses	12 Months Ended
Dec. 31, 2023
Financial Income and Expenses
Financial Income and Expenses

Note 10. Financial Income and Expenses

	Years Ended
	December 31,
	2023	2022	2021

	(USD in thousands)
Financial income:
Interest income, bank	$151	$13	$—
Interest income, other	3	—	—
Change in fair value of warrant liability	636	395	—
Foreign exchange gains	173	2,423	2,039
Total financial income	963	2,831	2,039
Financial expenses:
Interest expenses	(1)	(34)	(5)
Interest expenses, lease liabilities	(172)	(176)	(123)
Change in fair value of derivative liability	(110)	—	—
Change in fair value of warrant liability	(244)	—	—
Interest expenses, borrowings	(724)	(588)	(31)
Foreign exchange losses	(430)	(710)	(756)
Total financial expenses	(1,681)	(1,508)	(915)
Net financial items	$(718)	$1,323	$1,124